Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of Barfresh Food Group Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Arnold Tinter, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Barfresh Food Group Inc.

Date: February 17, 2015	By:	/s/ Arnold Tinter
Arnold Tinter
Chief Financial Officer
(Principal Financial Officer)